Exhibit 10.42

Execution Version

[*]: THE IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE AGREEMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Dated 31 January 2025

AMENDMENT TO THE TERM LOAN FACILITY

LEONARDO FIVE, LTD.

as Borrower

NCL CORPORATION LTD.

as Guarantor

NCL INTERNATIONAL, LTD

as Shareholder

NORWEGIAN CRUISE LINE HOLDINGS LTD.

as the Holding

and

BNP PARIBAS

as Facility Agent

SUPPLEMENTAL AGREEMENT

relating to a facility agreement originally dated 19 December 2018
(as amended, amended and restated and as supplemented from time to time)
in respect of the part financing of the 3,300 passenger cruise ship newbuilding presently designated as Hull No. [*] at Fincantieri S.p.A

Index

ClausePage

1 Definitions and Interpretation3

2 Conditions Precedent5

3 Representations5

4 Amendments to Facility Agreement and other Finance Documents6

5 Further Assurance7

6 Costs, Expenses and Fees7

7 Notices8

8 Counterparts8

9 Signing Electronically8

10 Governing Law8

11 Enforcement8

Schedules

Schedule 1 Conditions Precedent10

Schedule 2 Form of Effective Date Certificate11

Execution

Execution Pages10

Hull [*]

Supplemental Agreement

THIS AGREEMENT is made on 31 January 2025

Parties
(1)	LEONARDO FIVE, LTD., an exempted company incorporated under the laws of Bermuda whose registered office is at Park Place, 55 Par-la-Ville Road, Hamilton HM 11, Bermuda as borrower (the "Borrower")
(2)	NCL CORPORATION LTD., an exempted company incorporated under the laws of Bermuda with its registered office at Park Place, 55 Par-la-Ville Road, Hamilton HM 11, Bermuda (the "Guarantor")
(3)	NCL INTERNATIONAL, LTD., an exempted company incorporated under the laws of Bermuda and having its registered office at Park Place, 55 Par-la-Ville Road, Hamilton HM 11, Bermuda (the "Shareholder")
(4)	NORWEGIAN CRUISE LINE HOLDINGS LTD., an exempted company incorporated under the laws of Bermuda with its registered office at Park Place, 55 Par-la-Ville Road, Hamilton HM 11, Bermuda (the "Holding")
(5)	BNP PARIBAS, as facility agent (the "Facility Agent")
Background
(A)	By the Facility Agreement, the Lenders agreed to make available to the Borrower a facility of (originally) the Dollar equivalent of up to €640,000,000 and the amount of the SACE Premium (but not exceeding $954,854,771.78) for the purpose of partially financing:
(i)	the payment or reimbursement under the Shipbuilding Contract of all or part of 80% of the Final Contract Price up to the Eligible Amount; and
(ii)	the reimbursement to the Borrower of 100% of the First Instalment of the SACE Premium paid to it by SACE and payment to SACE of 100% of the Second Instalment of the SACE Premium (as defined therein).
(B)	The Parties have agreed to amend and supplement the Facility Agreement and the Guarantee as set out in this Agreement for the purposes of, inter alia, amending certain financial covenants and certain other related provisions under the Facility Agreement and the Guarantee.
(C)	The Majority Lenders have consented to the amendments to the Facility Agreement and the Guarantee contemplated by this Agreement. Accordingly, the Facility Agent is authorised to execute this Agreement on behalf of the Creditor Parties.
Operative Provisions
1	Definitions and Interpretation
1.1	Definitions

In this Agreement:

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Supplemental Agreement

"Amended Facility Agreement" means the Facility Agreement as amended and supplemented by this Agreement.
"Effective Date" means the date on which the Facility Agent notifies the Borrower, the other Creditor Parties and SACE as to the satisfaction of the conditions precedent as provided in Clause 2.1 (Conditions Precedent).
"Facility Agreement" means the facility agreement dated 19 December 2018 (as amended, amended and restated and as supplemented from time to time prior to the date of this Agreement including most recently pursuant to a supplemental agreement dated 30 November 2023) and made between, amongst others, (i) the Borrower, (ii) the Lenders, (iii) the Mandated Lead Arrangers, (iv) the Facility Agent and the SACE Agent and (v) the Security Trustee.
"Guarantee" means the guarantee dated 19 December 2018 (as amended, amended and restated and as supplemented from time to time prior to the date of this Agreement, including most recently pursuant to a  supplemental agreement dated 30 November 2023) and executed by the Guarantor in favour of the Finance Parties.
"Obligors" means the Borrower, the Guarantor, the Holding and the Shareholder.
"Party" means a party to this Agreement.
"SACE" means SACE S.p.A., an Italian joint stock company (società per azioni) with a sole shareholder, whose registered office is located at Piazza Poli 37/42, 00187 Rome, Italy and registered with the Companies Registry of Rome under number 05804521002.
1.2	Defined expressions

Defined expressions in the Facility Agreement and, with effect from the Effective Date, the Amended Facility Agreement, shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3	Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (Construction of certain terms) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4	Designation as a Finance Document

The Borrower and the Facility Agent designate this Agreement as a Finance Document.

1.5	Third party rights
(a)	Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or to enjoy the benefit of any term of this Agreement other than SACE, who may enforce or enjoy the benefit of and rely on the provisions of this Agreement and the Amended Facility Agreement subject to the provisions of the Third Parties Act.
(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a Party (other than SACE) is not required to rescind or vary this Agreement at any time.

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(c)	For the avoidance of doubt and in accordance with clause 36.4 (Third party rights) of the Facility Agreement, nothing in this Clause 1.5 (Third party rights) shall limit or prejudice the exercise by SACE of its rights under this Agreement or the Finance Documents in the event that such rights are subrogated or assigned to it pursuant to the terms of the SACE Insurance Policy.
2	Conditions Precedent
2.1	The Effective Date cannot occur unless:
(a)	the Facility Agent has received (or on the instructions of all the Lenders, waived receipt of) all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Facility Agent;
(b)	save as disclosed in writing to the Facility Agent and SACE prior to the date of this Agreement, the representations and warranties contained in Clause 3 (Representations) are true and correct on, and as of, each such time as if each was made with respect to the facts and circumstances existing at such time;
(c)	save as disclosed in writing to the Facility Agent and SACE prior to the date of this Agreement, no Event of Default, event or circumstance specified in clause 18 (Events of Default) of the Facility Agreement which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default, event resulting in mandatory prepayment of the Loan pursuant to clause 16.3 (Mandatory prepayment – Sale and Total Loss) and clause 16.4 (Mandatory prepayment – SACE Insurance Policy) of the Facility Agreement shall have occurred and be continuing or would result from the amendment of the Facility Agreement pursuant to this Agreement; and
(d)	the Facility Agent is satisfied that the Effective Date can occur and has not provided any instructions to the contrary informing the Parties that the Effective Date cannot occur.
2.2	Upon fulfilment or waiver of the conditions set out in Clause 2.1 above, the Facility Agent shall provide the Borrower, the Creditor Parties and SACE with a copy of the executed certificate in the form set out in Schedule 2 (Form of Effective Date Certificate) confirming that the Effective Date has occurred and such certificate shall be binding on all Parties.
2.3	Other than to the extent that the Majority Lenders notify the Facility Agent in writing to the contrary before the Facility Agent provides the certificate described in Clause 2.2 above, the Creditor Parties authorise (but do not require) the Facility Agent to execute and provide such certificate. The Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such certificate.
3	Representations
3.1	Facility Agreement representations

On the date of this Agreement and on the Effective Date, each Obligor that is a party to the Facility Agreement makes each of the representations and warranties as set out in clause 11 (Representations and warranties) of the Amended Facility Agreement and updated with appropriate modifications to refer to this Agreement.

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Supplemental Agreement

3.2	Finance Document representations

On the date of this Agreement and on the Effective Date, each Obligor (save for the Holding) makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement by reference to the circumstances then existing.

4	Amendments to Facility Agreement and other Finance Documents
4.1	Specific amendments to the Facility Agreement

With effect on and from the Effective Date, the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended so that paragraph (b)(iii) of Clause 12.28 (New capital raises or financing) shall be deleted such that any debt raised after 31 December 2023 shall no longer need to support the Group with the impact of the Covid-19 pandemic and shall no longer require the prior written consent of SACE.

4.2	Specific amendments to the Guarantee

With effect on and from the Effective Date, the Guarantee shall be, and shall be deemed by this Agreement to be amended as follows:

(a)	paragraph (b)(iii) of Clause 11.19 (New capital raises or financing) shall be deleted such that any debt raised after 31 December 2023 shall no longer need to support the Group with the impact of the Covid-19 pandemic and shall no longer require the prior written consent of SACE; and
(b)	the reporting requirements set out in clause 11.3(f) (Additional financing reporting) and schedule 2 (Debt Deferral Extension Regular Monitoring Requirements) of the Guarantee shall be deleted.
4.3	Guarantor confirmation

On the Effective Date, the Guarantor confirms that:

(a)	its Guarantee extends to the obligations of the Borrower under the Finance Documents as amended and supplemented by this Agreement;
(b)	the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement are included in the Secured Liabilities (as defined in the Facility Agreement); and
(c)	the Guarantee shall continue to be binding on each of the parties to it and have full force and effect in accordance with its original terms and the amendments to the Finance Documents as so amended and supplemented by this Agreement.
4.4	Holding confirmation

On the Effective Date, the Holding confirms that, notwithstanding the amendments made to the Finance Documents pursuant to this Agreement, the undertakings given by the Holding under the Guarantee shall remain in full force and effect in accordance with its original terms

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Supplemental Agreement

and the amendments to the Finance Documents as amended and supplemented by this Agreement.

4.5	Security confirmation

On the Effective Date, each Obligor confirms that:

(a)	any Security Interest created by it under the Finance Documents extends to the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement;
(b)	the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement are included in the Secured Liabilities (as defined in the Finance Documents to which they are a party);
(c)	the Security Interests created under the Finance Documents continue in full force and effect on the terms of the respective Finance Documents; and
(d)	to the extent that this confirmation creates a new Security Interest, such Security Interest shall be on the terms of the Finance Documents in respect of which this confirmation is given.
4.6	Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect and, from the Effective Date:

(a)	in the case of the Facility Agreement as amended and supplemented pursuant to Clause 4.1 (Specific amendments to the Facility Agreement);
(b)	in the case of the Guarantee, as amended and supplemented pursuant to Clause 4.2 (Specific amendments to the Guarantee);
(c)	the Facility Agreement and the applicable provisions of this Agreement will be read and construed as one document;
(d)	the Guarantee and the applicable provisions of this Agreement will be read and construed as one document; and
(e)	except to the extent expressly waived by the amendments effected by this Agreement, no waiver is given by this Agreement and the Lenders expressly reserve all their rights and remedies in respect of any breach of or other default under the Finance Documents.
5	Further Assurance

Clause 12.20 (Further assurance) of the Amended Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

6	Costs, Expenses and Fees

Clause 10.11 (Transaction Costs) of the Amended Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications and shall cover pre-agreed legal costs.

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7	Notices

Clause 32 (Notices) of the Amended Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

8	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

9	Signing Electronically

The Parties acknowledge and agree that they may execute this Agreement and any variation or amendment to the same, by electronic instrument. The Parties agree that the electronic signatures appearing on the documents shall have the same effect as handwritten signatures and the use of an electronic signature on this Agreement shall have the same validity and legal effect as the use of a signature affixed by hand and is made with the intention of authenticating this Agreement, and evidencing the Parties' intention to be bound by the terms and conditions contained herein. For the purposes of using an electronic signature, the Parties authorise each other to conduct the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.

10	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

11	Enforcement
11.1	Jurisdiction
(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").
(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.
11.2	Service of process
(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):
(i)	irrevocably appoints HT Corporate Services Limited, at its registered office (currently of 107 Cheapside, London, EC2V 6DN, UK), as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and
(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

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(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within 10 days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

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Execution Pages

BORROWER

SIGNED by)

duly authorised) /s/ Daniel S. Farkas

for and on behalf of)

LEONARDO FIVE, LTD. )

GUARANTOR

SIGNED by)

duly authorised) /s/ Daniel S. Farkas

for and on behalf of)

NCL CORPORATION LTD.)

SHAREHOLDER

SIGNED by)

duly authorised) /s/ Daniel S. Farkas

for and on behalf of)

NCL INTERNATIONAL, LTD. )

HOLDING

SIGNED by)

duly authorised) /s/ Daniel S. Farkas

for and on behalf of)

NORWEGIAN CRUISE LINE)

HOLDINGS LTD.)

FACILITY AGENT

SIGNED by)

duly authorised ) /s/ Khalid Bouitida

for and on behalf of) /s/ Nadia Tidjani

BNP PARIBAS )